SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant                                                                           /X/

Filed by a Party other than the Registrant                                        /  /

Check the appropriate box:

/  /  Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material Pursuant to §240.14a-12

UTC NORTH AMERICAN FUND, INC.
(Name of Registrant as Specified In Its Charter)
                                                                                                     ______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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/  /  Fee paid previously with preliminary materials.

/  / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Notice of Special Stockholder Meeting

and
Proxy Statement

October 14, 2011

UTC NORTH AMERICAN FUND

Sponsored by:
Trinidad & Tobago Unit Trust Corporation

UTC NORTH AMERICAN FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
www.ttutc.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a special meeting (“Special Meeting”) of the  stockholders of UTC North American Fund, Inc. (the “Fund”) will be held at the offices of Foley & Lardner LLP, 90 Park Avenue, New York, NY, 10016, on Monday, November 28, 2011 at 9:00 a.m. (Eastern Time) for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated October 14, 2011:

▪
To elect six (6) directors to the Fund, two (2) of which have been previously elected to the Board of Directors by stockholders and four (4) others of which have been recommended and nominated by the Nominating Committee and the Board of Directors.

▪	To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The close of business on Friday, September 30, 2011 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

If you have any questions, please feel free to contact the Fund at 1-868-624-8648 (non U.S. residents), or at our toll free number, 1-800-368-3322 (U.S. residents).

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Whether or not you plan to attend the Special Meeting, we urge you to authorize proxies to cast your votes.  You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope (or, if applicable, by following the instructions supplied to you by your bank or brokerage firm for voting by telephone or via the Internet).  The directors of the Fund are soliciting the proxy.  Your prompt voting by proxy will help ensure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Fund at the Fund’s address noted above or in person at the time of the Special Meeting.

                                        By Order of the Board of Directors,

                    /s/ Amoy E. Van Lowe
                   Amoy E. Van Lowe, President

October 14, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on November 28, 2011

This Proxy Statement and copies of the Fund’s most recent annual and semi-annual reports to stockholders are available at http://www.ttutc.com/mutual-funds/north-american-fund.htm.

Questions and Answers About Voting

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares on September 30, 2011, the record date for our meeting.  A total of 3,044,512 shares of common stock can vote at the special meeting.  You have one vote for each share of common stock.  The enclosed proxy card shows the number of shares you can vote.

How do I vote?

You have the following voting options:

 (1) By mail.  The shares of stockholders who complete and properly sign the accompanying proxy card and return it in the enclosed envelope before the Special Meeting will be voted as directed by such stockholder at the Special Meeting and any adjournments or postponements of the Special Meeting.  (Trinidad and Tobago stockholders, feel free to hand-deliver your proxy card directly to any Trinidad & Tobago Unit Trust Corporation office.)  The shares of a stockholder who properly signs and returns the proxy card, but does not specify how to vote, will be voted for the election of the director nominees listed below, except that proxy cards returned by a broker to indicate a broker non-vote will not be so voted and will not constitute a vote “for” or “against” the election of the director nominees.

(2) By telephone.  Most stockholders who hold their shares in “street name” through a broker, nominee, fiduciary or other custodian will receive a voting form from their bank or brokerage firm, rather than the Fund’s proxy card.  A large number of banks and brokerage firms are participating in a program that allows eligible stockholders to vote by telephone.  If a stockholder’s bank or brokerage firm is participating in the telephone voting program, then such bank or brokerage firm will provide the stockholder with instructions for voting by telephone on the voting form.  If a stockholder’s bank or brokerage firm does not provide the stockholder with a voting form, but the stockholder instead receives the Fund’s proxy card, then such stockholder should mark the enclosed proxy card, date it and sign it, and return it in the enclosed envelope.

(3) Via the Internet.  Most stockholders who hold their shares in “street name” through a broker, nominee, fiduciary or other custodian will receive a voting form from their bank or brokerage firm, rather than the Fund’s proxy card.  A large number of banks and brokerage firms are participating in a program that allows eligible stockholders to vote via the Internet.  If a stockholder’s bank or brokerage firm is participating in the online voting program, then such bank or brokerage firm will provide the stockholder with instructions for voting via the Internet on the voting form.  If a stockholder’s bank or brokerage firm does not provide the stockholder with a voting form, but the stockholder instead receives the Fund’s proxy card, then such stockholder should mark the enclosed proxy card, date it and sign it, and return it in the enclosed envelope.

(4) In person.  Written ballots will be available from the Fund’s Secretary before the Special Meeting commences.  Stockholders whose shares are held in the name of a bank, broker or other holder of record must obtain a proxy, executed in such stockholder’s favor, from the record holder in order to vote their shares in person at the Special Meeting.  However, stockholders who send in their proxy cards, and also attend the Special Meeting, do not need to vote again unless they wish to revoke their proxy.

Any stockholder (other than stockholders holding shares in “street name”) giving a proxy may revoke it at any time before it is exercised by delivering notice of such revocation to the Secretary of the Fund in open meeting or in writing by filing with the Secretary of the Fund either a notice of revocation or a duly executed proxy bearing a later date.  Presence at the Special Meeting by a stockholder who has signed a proxy does not itself revoke the proxy.  If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian.

What if other matters come up at the Special Meeting?

The matter described in this proxy statement is the only matter we know will be voted on at the Special Meeting.  If other matters are properly presented at the Special Meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

Yes.  At any time before the vote on the proposal, you can change your vote.  If you originally voted by mail, you may change your vote either by giving the Fund’s secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy card.  We will honor the proxy card with the latest date.  You also may attend the Special Meeting and revoke your proxy card at the meeting.  Your attendance alone does not automatically revoke your proxy card.

How are votes counted?

Under Maryland law and pursuant to the Fund’s bylaws, stockholders elect Directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present.  For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors.

What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  With respect to the proposal, a quorum is present if one-third of the votes of the shares of the Fund entitled to be cast are present in person or by proxy.  If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposal listed on the proxy card.

Who pays for this proxy solicitation?

The Fund.  In addition to sending you these materials, some of the Fund’s officers and agents may contact you by telephone, by mail or in person.  None of these officers will receive any extra compensation for doing this.

UTC NORTH AMERICAN FUND, INC.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
www.ttutc.com

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MONDAY, NOVEMBER 28, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UTC North American Fund, Inc. (the “Fund”) to be voted at the Special Meeting of stockholders (the “Special Meeting”) to be held at the offices of Foley & Lardner LLP, 90 Park Avenue, New York, NY, 10016, on Monday, November 28, 2011 at 9:00 a.m. (Eastern Time), and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.  The mailing of the Notice of Special Meeting, this Proxy Statement and the accompanying forms thereof will take place on or about Friday, October 14, 2011.

GENERAL INFORMATION

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein.  Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as Directors and other business or matters which may properly come before the Special Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy.  If your shares are held in “street name” by your broker, your broker may vote your shares in its discretion on the election of Directors if you do not furnish instructions.  Other than the election of Directors, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders at the Special Meeting.

Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving notice to Amoy E. Van Lowe, the President of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies; (ii) by signing another proxy of a later date; or (iii) by personally casting his or her vote in person at the Special Meeting.  Presence at the Special Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy.

The Board of Directors has fixed the close of business on Friday, September 30, 2011 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.  On that date, the Fund had, outstanding and entitled to vote 3,044,512 shares of common stock.  Each share of common stock is entitled to one vote on each matter to be presented at the meeting.  At the Special Meeting, a quorum will exist if one-third of the shares of common stock entitled to be cast thereon is represented in person or by proxy.

The Fund will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request by calling the toll free number 1-800-368-3322 (U.S. residents) or 1-868-624-8648 (non-U.S. residents) to UTC North American Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Fl., Milwaukee, WI 53202.

ELECTION OF DIRECTORS

The overall management of the business and affairs of the Fund is vested with its Board of Directors.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it.  The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The Board of Directors is presently comprised of five members, with a sixth spot currently vacant: Jean P. Alexander, Melania Hayes, Lucille Mair, Ajata Mediratta, and Gayle Daniel-Worrell.  Three (3) of the current Directors reside outside the United States.  Directors Gayle Daniel-Worrell, Lucille Mair, and Melania Hayes are residents of the Republic of Trinidad and Tobago. Gayle Daniel-Worrell serves as the Chair of the Board of Directors.  Gayle Daniel-Worrell is an officer of the Fund.  Three of the current Directors—Jean P. Alexander, Melania Hayes, and Gayle Daniel-Worrell—intend to resign from their positions as Directors, and the Board of Directors thus intends to simultaneously replace them with new nominees.

Accordingly, the Board of Directors is recommending that Ajata Mediratta, Lucille Mair, Leon W. Thomas, Peter Clarke, Marilyn Clarke-Andrews, and Dionne Hosten be elected to a Director position by the stockholders at the Special Meeting, for an indefinite term until his or her successor is duly elected and qualified, or until his prior death, resignation or removal.  It is the intention of the persons named as proxies to vote FOR the election of the above nominees.  Two of these nominees have been previously elected to the Board of Directors by the stockholders—Ajata Mediratta and Lucille Mair.  Four nominees—Leon W. Thomas, Peter Clarke, Marilyn Clarke-Andrews, and Dionne Hosten—have been recommended by the Nominating Committee and approved by the Board of Directors for election to the Board by the stockholders.  No nominee is an officer of the fund, but Marilyn-Clarke Andrews is currently an officer of the Trinidad and Tobago Unit Trust Corporation, and Peter Clarke is currently a director of the Trinidad and Tobago Unit Trust Corporation.  The Trinidad and Tobago Unit Trust Corporation is the Fund’s sponsor.

The Maryland General Corporation Law subjects all Directors and officers of the Fund to fiduciary duties for the lawful management of the Fund’s organization and operation, including federal and state securities laws.  Investors in the Fund may not be able to effect service of process within the United States upon the Fund’s nonresident Directors and officers for the enforcement of civil liabilities under federal and state securities laws.  The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.

The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident Directors and officers of the Fund.

The Board of Directors of the Fund anticipates that each nominee for election as a Director will be a candidate at the time the election is held.  However, if for any reason a nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent Directors (except where a proxy withholds authority with respect to the election of Director).  Biographical information regarding each nominee is presented below.  The age listed for the nominee is as of October 1, 2011.

NOMINEE BIOGRAPHIES
Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Non-Interested Persons
Ajata Mediratta Age: 45 c/o Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Portfolio Manager at Greylock Capital, a hedge fund, 7/08 - present; investment banker at Bear Stearns 06-08	1	N/A
Lucille Mair Age: 67 c/o Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	N/A
Leon W. Thomas Age: 65 c/o Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since November 2011	Trust Fund Manager, Bureau of Management for the United National Development Programme (UNDP), 00-06	1	N/A
Dionne Hosten Age: 41 c/o Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since November 2011	Director, Technology, Communications & Media (TCM), Marking, Diversity and Executive Assessment Practices at Spencer Stuart, 04-present	1	N/A

Name, Address and Age	Position(s) Held With Registrant	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Interested Persons
Peter Clarke* Age: 56 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since November 2011	Retired as Chief Executive Officer of West Indies Stockbrokers Limited (WISE) in 12/05; Financial Consultant, 06-present	1	Trinidad and Tobago Unit Trust Corporation since 3/06
Marilyn M. Clarke-Andrews* Age: 54 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since November 2011	Chief Financial Officer, Trinidad & Tobago Unit Trust Corporation (TTUTC), 03-present	1	Unit Trust Corporation (Cayman) SPC Limited 11/06-09/07

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is either an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

CURRENT OFFICERS OF THE FUND

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Amoy E. Van Lowe* Age: 42 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2010
Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 6/07- present; VP Marketing Ag., Telecommunica-tions Services of Trinidad and Tobago (TSTT), 10/06-5/07; Head of Marketing Communications, TSTT, 1/06-10/06

				N/A	N/A
Gayle Daniel-Worrell*^ Age: 50 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Secretary, and Interested Director	Indefinite, until successor elected; Since 2002	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6/04-present	1	UTC Financial Services, USA, Inc. and UTC Fund Services, Inc.
Michelle Persad* Age: 42 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2008	Vice President, Treasury, Trinidad and Tobago Unit Trust Corporation, 7/07- present; Portfolio Manager, Caribbean Court of Justice Trust Fund, 11/04-6/07	N/A	N/A
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is either an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
^ Gayle Daniel-Worrell is not being presented to stockholders for re-election to the Board of Directors.

Laura J. Alleyne* Age: 44 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since February 2009	Chief Compliance Officer, UTC Fund Services, Inc., 3/09-present; Marketing Officer, 12/06-2/09; Assistant Branch Manager, 1/04-12/06	N/A	N/A
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is either an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
^ Gayle Daniel-Worrell is not being presented to stockholders for re-election to the Board of Directors.

Ownership of Management

The following table sets forth the dollar range of shares of the Fund beneficially owned by each Director or Director nominee as of October 1, 2011:

(1) Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Non-Interested Persons
Jean P. Alexander%	None	None
Melania Hayes%	None	None
Lucille Mair	None	None
Ajata Mediratta	None	None
Leon W. Thomas	None	None
Dionne Hosten	None	None
Interested Persons
Gayle Daniel-Worrell*%	None	None
Peter Clarke*	None	None
Marilyn Clark-Andrews*	None	None
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is either an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
%  This Director is not being presented to stockholders for re-election to the Board of Directors.

As of the Record Date, the officers, Directors and Director Nominees as a group, and each individually, owned less than 1% of the outstanding securities of the Fund.

Qualification of Directors

The role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  The Fund believes that the specific background of each director evidences those abilities and is appropriate to his or her serving on the Fund’s Board of Directors.  Each director is an experienced businessperson, is familiar with financial statements, and takes a conservative and thoughtful approach to addressing issues facing the Fund.  Further information about each director is set forth in the table above describing the business activities of each director during the past five years.  This combination of skills and attributes led to the conclusion that each of the directors should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Fund.  The Board has engaged the Fund’s investment adviser to manage the Fund and is responsible for overseeing the adviser and other service providers to the Fund in accordance with the provisions of the Investment Company Act of 1940 and other applicable laws.  The Board has established an audit committee and nominating committee to assist the Board in performing its oversight responsibilities.

The Fund does not have a lead independent director.  The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, and Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Fund’s investment adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers.

The Fund has an audit committee consisting solely of independent directors.  The audit committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and periodically with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Fund’s investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Committees

The Board of Directors has two committees, the Audit Committee and Nominating Committee. The members of both committees are comprised of directors who are not “interested persons.” Currently, Jean P. Alexander, Melania Haynes, Lucille Mair and Ajatta Mediratta are the members of the Audit Committee and the Nominating Committee.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors.  The Audit Committee held two (2) meetings during the fiscal year 2010.

The Fund’s Board of Directors has determined that it does not have an Audit Committee financial expert serving on its Audit Committee.  At this time, the Fund believes that the experience provided by each member of the Audit Committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee held no meetings during the fiscal year 2010.  The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.

The Board of Directors has no other committees.

Compensation Table

The Fund pays each director $500 per quarter, regardless of the number of board meetings held and/or attended.  Directors also are reimbursed by the Fund for any expenses incurred in connection with attendance at the meetings.  The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended December 31, 2010:

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Non-Interested Persons
Jean P. Alexander%	$2,000	$0	$0	$2,000
Melania Hayes%	$2,000	$0	$0	$2,000
Lucille Mair	$2,000	$0	$0	$2,000
Ajata Mediratta	$2,000	$0	$0	$2,000
Interested Persons
Gayle Daniel-Worrell*%	$2,000	$0	$0	$2,000
Marlon Holder*+	$1,000	$0	$0	$1,000
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s sponsor, the Trinidad and Tobago Unit Trust Corporation, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
+ Mr. Marlon Holder resigned from the Board of Directors on April 9, 2010.
%  This Director is not being presented to stockholders for re-election to the Board of Directors.

Director Nomination Process

The Nominating Committee may identify prospective nominees for a Director from its own sources.  Consistent with the 1940 Act, and in its sole discretion, the Nominating Committee may solicit or consider Director candidates from the Fund’s investment adviser, distributor or other affiliated persons or any other person.

In identifying and evaluating nominees for Director, the Nominating Committee seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of Directors who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis, taking into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  Evaluation by the Nominating Committee of a person as a potential nominee to serve as a Director, including a person nominated by a stockholder, should result in the following findings by the Nominating Committee:

•
upon advice of legal counsel to the Fund or independent legal counsel to the Directors, that the person will qualify as an “independent” Director (i.e. one who is not an “interested person”) and that the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an independent Director;

•
that the person can make a positive contribution to the Board and the Fund, with consideration being given to the person’s business experience, education and such other factors as the Nominating Committee may consider relevant;

•	that the person is of good character and high integrity; and

•	that the person has desirable personality traits, including leadership and the ability to work cooperatively with the other members of the Board.

If the Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3 under the 1940 Act, then (i)  independent Directors will comprise the percentage required by the 1940 Act, subject to any available exceptions; (ii) the selection and nomination of any other independent Directors will be committed to the discretion of the existing independent Directors; and (iii)  any person who acts as legal counsel to the independent Directors will be “independent legal counsel,” as defined in the rules adopted under the 1940 Act.

In seeking out potential nominees and in nominating persons to serve as independent Directors, the Committee will not discriminate against any person based on his or her race, religion, national origin, sex, sexual orientation, physical disability and other factors not relevant to the person’s ability to serve as an independent Director.

Each Director nominated by the Board of Directors pursuant to this Notice was recommended by a current Director.

The Nominating Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors, provided: (i) that the stockholder holds one or more series of the Fund at the time he or she submits such names and is entitled to vote at the meeting of stockholders at which Directors will be elected; and (ii) that the Nominating Committee or the Board of Directors, as applicable, will make the final determination of persons to be nominated.  Stockholder nominees will be evaluated in the same manner as Committee nominees are evaluated.

Stockholders wishing to recommend a nominee should send their written recommendation to the chair of the Nominating Committee at an address maintained by the Fund’s investment adviser for this purpose.  This address is: Amoy E. Van Lowe, President of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies.  The recommendation must contain: (i) the name, address and telephone number of, and number of Fund shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the Fund at the time the recommendation was submitted, verification acceptable in form and substance to the Fund of the stockholder’s ownership of the Fund at the time the recommendation was made.

Meeting and Attendance

The Board of Directors held four meetings in 2010, and so far has held three meetings in 2011.  The Fund does not hold annual meetings and therefore does not have a policy with regard to Directors’ attendance at such meetings.  Each Director attended at least 75% of the total number of meetings of the Board and any committee on which the Director served.

Required Vote

Under Maryland law and pursuant to the Fund’s bylaws, stockholders elect Directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present.  For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors.  Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present.  Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of Directors.

Recommendation

The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the election of the nominees to serve as Directors of the Fund.  Shares of common stock represented by executed but unmarked proxies will be voted FOR the election of the nominees.

MORE ON PROXY VOTING

Record Date

Only stockholders of record of the Fund at the close of business on the Record Date, September 30, 2011, are entitled to receive notice of the Special Meeting and may vote at the Special Meeting.  As of the close of business on September 30, 2011, 3,044,512 shares of common stock of the Fund were issued and outstanding.  Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote.

Principal Stockholders

To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund’s outstanding shares, except as follows:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Trinidad & Tobago Unit Trust Co. UTC Financial Centre 82 Independence Square Port-of-Spain Trinidad & Tobago, West Indies	2,119,731 shares owned	69.62%

Voting of Proxies

Whether you expect to be personally present at the Special Meeting or not, please vote your proxy.  You may submit the proxy: by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.  Properly executed proxies will be voted as you instruct.  If no choice is indicated, proxies will be voted “FOR” the proposal as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting.  Any stockholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person.  Attendance by a stockholder at the Special Meeting does not, in itself, revoke a proxy.  If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

Quorum

Under the Fund’s Bylaws, a quorum of shares will be present at the Special Meeting if more than one-third of the outstanding shares of the Fund are present in person or by proxy.  All proxies that are duly signed by a stockholder will be counted towards establishing a quorum, regardless of whether the stockholder has instructed the proxy as to how to vote.

If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to elect one or more of the nominees are not received, or if other matters arise requiring stockholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item.  A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

If you do not expect to attend the Special Meeting,
please sign your Proxy Card promptly and return it in the
enclosed envelope to avoid unnecessary expense and delay.

ADDITIONAL INFORMATION

Investment Adviser UTC Fund Services, Inc. c/o Trinidad and Tobago Unit Trust Corporation UTC Financial Centre 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	Custodian U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53202-5306
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 100 East Wisconsin Avenue, Suite 1500 Milwaukee, Wisconsin 53202	Administrator, Transfer Agent and Fund Accountant U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202-5306	Distributor UTC Financial Services USA, Inc. c/o Trinidad and Tobago Unit Trust Corporation UTC Financial Centre 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies

Independent Registered Public Accountants

PricewaterhouseCoopers LLP (“PWC”), 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund.  Representatives of PWC are not expected to attend the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PWC has performed audit services, audit-related services, tax services and other services during the past two fiscal years for the Fund.  “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by PWC that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by PWC for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by PWC.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by PWC.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$41,200	$40,000
Audit-Related Fees	$0	$0
Tax Fees	$5,300	$5,300
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Fund, including services provided to any entity affiliated with the Fund.

The percentage of fees billed by PWC applicable to non-audit services, pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of PWC’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by PWC for services to the Fund and to the Fund’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser is compatible with maintaining PWC’s independence and has concluded that the provision of such non-audit services by PWC has not compromised PWC’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	$5,300	$5,300
Registrant’s Investment Adviser	$0	$0

Submission of Certain Stockholder Proposals

The Fund is not required to hold annual stockholder meetings.  Because the Fund is not required to hold a regular meeting of stockholders, the anticipated date of the next stockholders meeting cannot be provided.  Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposals to Amoy E. Van Lowe, President of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies.

Under the proxy rules of the Securities and Exchange Commission, stockholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of stockholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  Since the Fund does not have regular annual meetings of stockholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund within a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Your vote is important.  Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided.  By voting early, you will help avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting.  Your proxy is revocable at any time before use.

Submission of Other Communications to the Board

Stockholders wishing to send communications to the Board of Directors should send their written communications to Amoy E. Van Lowe, President of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies.  The Secretary will ensure that this communication (assuming it is properly marked to the Board of Directors or a specific Director) is delivered to the Board of Directors or the specified Director, as the case may be.  However, commercial advertisements or other forms of solicitation will not be forwarded.

                            By Order of the Board,

                             /s/ Amoy E. Van Lowe
                            Amoy E. Van Lowe, President

October 14, 2011

[FRONT OF CARD]                                                                                                                                     EASY WAY TO VOTE YOUR PROXY

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the reverse side.

3) Sign and date the Proxy card.

4) Return the Proxy card in the envelope provided.

5) Shareholders residing in Trinidad and Tobago should detach and return the proxy card in the envelope provided to any Trinidad and Tobago Unit Trust Corporation Customer Service Center.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on November 28, 2011

This Proxy Statement and copies of the Fund’s most recent annual and semi-annual reports to stockholders are available at http://www.ttutc.com/mutual-funds/north-american-fund.htm.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UTC NORTH AMERICAN FUND, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS – NOVEMBER 28, 2011

The undersigned hereby appoints as proxy Amoy Van Lowe, Jeffery R. Atkin and Segun Lawal, and each of them (with power of substitution), to vote all shares of the undersigned in the Fund at the Special Meeting of Stockholders to be held at 9:00 a.m. (Eastern Time), on November 28, 2011, at the offices of Foley & Lardner LLP, 90 Park Avenue, New York, NY, 10016, and any adjournment(s) thereof (“Special Meeting”), with all the power the undersigned would have if personally present.

              Date ______________________________, 2011

             Signature (owner, joint owners, trustee, custodian, etc.)(Sign in the Box)

             Please sign exactly as name appears at left.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc. should give full title.
                                                If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

[BACK OF CARD]

The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

To approve the election of  six Directors to the Fund.
01) Ajata Mediratta (Non-Interested Director)	02) Lucille Mair (Non-Interested Director)	03) Leon W. Thomas (Non-Interested Director)

04) Dionne Hosten (Non-Interested Director)	05) Peter Clarke (Interested Director)	06) Marilyn Clarke-Andrews (Interested Director
FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

To withhold authority to vote, mark “For All Except” and write the Nominee's number on the line below:
___________________________________

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.